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                                                               EXHIBIT 10.17 (b)

                              [INNOTRAC LETTERHEAD]


[DATE]


Mr. Paul White
Market Reps, Inc.
55 Robinwood Road
P. O. Box 439
Onset, MA  02558

RE:      Agreement between Market Reps, Inc., and Innotrac Corporation (the
         "Contract")

Dear Paul:

This letter confirms Innotrac Corporation's agreement that the Contract shall be and is hereby modified as follows:

1. Paragraph 4(a): The reference to Thomson Consumer Electronics ("Thomson") in this paragraph shall mean Thomson and its successors and/or assigns.

2. Paragraph 4(b): The reference to Thomson in this paragraph shall mean Thomson and its successors and/or assigns.

By signing below, please acknowledge the agreement of Market Reps, Inc. to this modification of the Contract. I will then simply attach a copy of this letter amendment to the Contract itself.

Best regards.

INNOTRAC CORPORATION


By: /s/ Larry Hanger
   ------------------------------------
   Larry Hanger
   Its Vice-President


AGREED TO:

MARKET REPS, INC.

By: /s/ Paul White
   ------------------------------------
   Paul White
   Its CEO